UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2017

NEXTDECADE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 400, The Woodlands, Texas 77380

(Address of Principal Executive Offices) (Zip Code)

(713)  574-1880

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on December 20, 2017 (the “Original 8-K”) by NextDecade Corporation (the “Company”). The sole purpose of this amendment is to clarify the effective date of the date of grant date of the shares of restricted stock granted by the Company to Matthew Schatzman, the Company’s President.  Except as stated herein, the Original Report remains unchanged.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Equity Awards

Matthew Schatzman, President

On December 19, 2017, pursuant to and consistent with the terms of the employment agreement between the Company and Matthew Schatzman effective September 18, 2017 (the “Employment Agreement”),  the nominating, corporate governance and compensation committee of the Company’s board of directors (the “NCGC Committee”) approved the award of 1,100,942 shares of restricted stock to Mr. Schatzman of which (i) 48,450 of such shares will vest on the date of grant, (ii) 210,498 of such shares will  vest in three equal installments on the first, second, and third anniversaries of September 18, 2018, (iii) 52,625 of such shares will vest upon the execution by the Company of a final agreement with an engineering, procurement and construction contractor for an liquified natural gas (“LNG”) facility, (iv) 210,498 of such shares will vest upon execution of one or more binding tolling or LNG sales and purchase agreements, with customary conditions precedent, providing for an aggregate of at least 3.825 million tons per annum,  and (v) 578,871 of such shares will vest upon a positive final investment decision for an LNG project providing for an aggregate of at least 4 million tons per annum.    Such shares of restricted stock (i) will be granted effective as of January 8, 2018, (ii) were granted under the 2017 Equity Plan, and (iii) are governed by the Employment Agreement, which was previously disclosed on Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 11, 2017 and is incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2017

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel